UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported): August 13, 2008

                                  Innovex, Inc.
                       -----------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                       -----------------------------------
                 (State Or Other Jurisdiction Of Incorporation)


000-13143                                              41-1223933
---------------------------------------   -------------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)

3033 Campus Drive, Suite E180
Plymouth, MN                                             55441
---------------------------------------   -------------------------------------
(Address Of Principal Executive Offices)               (Zip Code)



                                 (763) 383-4000
                       -----------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 3 and 5 through 8 are not applicable and therefore omitted.

Item 4.01.        Changes in Registrant's Certifying Accountant

On August 13, 2008, the Chair of the Audit Committee of the Board of Directors of Innovex, Inc. (the "Company") received a letter from Grant Thornton LLP ("Grant Thornton") notifying the Company of Grant Thornton's resignation as the Company's independent registered public accounting firm.

The audit report of Grant Thornton on the consolidated financial statements of the Company and subsidiaries as of and for the year ended September 29, 2007 and September 30, 2006 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except as noted in the following sentence. Grant Thornton's report dated December 12, 2007 contained an emphasis of matter paragraph related to the Company's liquidity, and their report dated November 30, 2006 contained a paragraph describing that the Company adopted Financial Standards Board Statement No. 123(R), Share-Based Payment effective October 1, 2005.

In the Company's two most recent fiscal years and through the date of this Current Report on Form 8-K, there were no disagreements between the Company and Grant Thornton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements for such years.

In the Company's two most recent fiscal years and through the date of this Current Report on Form 8-K, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company has provided Grant Thornton a copy of the disclosures in this Form 8-K and has requested that Grant Thornton furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the Company's statements in this Item 4.01. A copy of the letter dated August 15, 2008 furnished by Grant Thornton in response to the Company's request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.        Description
-----------        -----------
16.1               Letter dated August 15 from Grant Thornton LLP to the
                   Securities and Exchange Commission.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     INNOVEX, INC.

                                     By:  /s/ Randy Acres
                                        --------------------------------
                                              Randy Acres
                                              Chief Financial Officer

Date:   August 15, 2008